UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

Goldenwell Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56275

(Commission File Number)

84-2896086

 (IRS Employer Identification No.)

7316 Capilano Dr. Solon, Ohio 44139

(Address of principal executive offices)(Zip Code)

(440) 666-7999

(Registrant’s telephone number, including area code)

581 Boston Mills Road, Suite 300

Hudson, Ohio 44087

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On July 24, 2025, KCCW Accountancy Corp. (“KCCW”) notified Goldenwell Biotech, Inc. (the “Company”) it had resigned as the independent registered public accounting firm of the Company.

The report of KCCW regarding the Company’s financial statements as of December 31, 2024 and 2023 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The report of KCCW, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2024 and 2023, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KCCW, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2024 and 2023. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KCCW a copy of the above disclosures and requested KCCW to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. KCCW’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 14, 2025, the board of directors of the Company resolved to engage the independent registered public accounting firm Michael Gillespie & Associates, PLLC (“Michael Gillespie & Associates”), as the Company’s new independent registered public accountants, which appointment Michael Gillespie & Associates has accepted.

Michael Gillespie & Associates most recently served as the Company’s independent registered public accounting firm from November 14, 2024, until January 23, 2025, and reviewed financial statements contained in one Quarterly Report on Form 10-Q, such Form 10-Q being for the fiscal quarter ended September 30, 2024.

During the two most recent fiscal years and the interim period preceding the engagement of Michael Gillespie & Associates, the Company has not consulted with Michael Gillespie & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Michael Gillespie & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with KCCW and therefore did not discuss any past disagreements with Michael Gillespie & Associates.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from KCCW Accountancy Corp., dated August 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDENWELL BIOTECH, INC.

Date: August 18, 2025	By:	/s/ Shuang Liu
Name: Shuang Liu
Title: Chief Executive Officer

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